UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2020
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 19, 2020, Post Holdings, Inc. (the “Company”) issued a press release announcing results for its fourth fiscal quarter and fiscal year ended September 30, 2020 and providing a financial outlook for fiscal year 2021. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 18, 2020, Mr. Jay W. Brown, a member of the Company’s Board of Directors (the “Board”), notified the Company of his decision to retire as a director of the Company. Mr. Brown has been a member of the Board since 2012 and is a member of the Corporate Governance and Compensation Committee and the Strategy and Financial Oversight Committee. Mr. Brown’s announced retirement was not due to any disagreement with the Company on any matter. Mr. Brown’s retirement from the Board and all committees thereof will be effective on December 15, 2020.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 18, 2020, the Board approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “fourth Amended and Restated Bylaws”), effective November 18, 2020. The fourth Amended and Restated Bylaws revised Article I, Sections 1 and 2 of the Company’s Amended and Restated Bylaws to allow for the annual meeting of shareholders and special meetings of shareholders to be conducted by means of remote communication. In addition, the fourth Amended and Restated Bylaws revised Article III, Section 1 of the Company's Amended and Restated Bylaws to clarify that the Company’s President may elect and appoint certain officers of the Company.

The foregoing description of the fourth Amended and Restated Bylaws is only a summary of the principal features of the revisions made to the Company's Amended and Restated Bylaws, does not purport to be complete and is qualified in its entirety by reference to the fourth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and a marked copy of which showing the amendments is filed as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Post Holdings, Inc., effective November 18, 2020
3.2	Amended and Restated Bylaws of Post Holdings, Inc., marked to show amendments, effective November 18, 2020
99.1	Press Release dated November 19, 2020
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	EVP & Chief Financial Officer

3